DIRECTORS

RESOLUTIONS OF

Zhanling International Limited

(the "Company")

WHEREAS:

A. ZhenSheng Li has consented to step down as the Chief Financial Officer and Director of the Company.

B. YongQing Liu has consented to act as the Chief Financial Officer of the Company.

BE IT RESOLVED THAT:

C. ZhenSheng Li stepped down as the Chief Financial Officer and Director of the Company.

D. YongQing Liu shall act as the Chief Financial Officer of the Company.

Effective date: August 12, 2025

ZhenSheng Li

YongQing Liu